UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2012

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, 17th Floor, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 15, 2012, the Company entered into the Amendment Agreement among it, the lenders party thereto, JPMorgan Chase Bank, N.A. and Credit Suisse Securities (USA) LLC, as syndication agents, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as an issuer, and The Bank of Nova Scotia, as administrative agent for the lenders, as swing line lender and as an issuer, relating to the Seventh Amended and Restated Credit Agreement dated as of March 15, 2012, attached as Annex A thereto, to amend its existing credit facilities to obtain an extension of the maturities of a portion of its revolving credit facility and a portion of its term loan facility and obtain term loan commitments for up to an additional $1.45 billion of term loans.

In connection with its previously announced agreement (the “Purchase Agreement”) to purchase shares of its common stock, no par value per share (the “Shares”), from Artal Holdings Sp. z o.o., Succursale de Luxembourg (“Artal”) at the same price per share as was paid in connection with the Company’s recently completed “modified Dutch auction” tender offer (the “Offer”), on April 9, 2012, the Company borrowed approximately $723.4 million in new term loans under its newly amended credit facilities to finance the purchase of such Shares from Artal.

The information provided in Item 1.01 to the Company’s Current Report on Form 8-K filed on March 15, 2012 is hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events

On April 9, 2012, pursuant to the Purchase Agreement, the Company repurchased 9,498,804 Shares from Artal at a purchase price of $82.00 per Share (the price established by the Offer), for aggregate consideration of approximately $778.9 million. After giving effect to the repurchase, Artal owns approximately 52% of the outstanding Shares, which is substantially equal to its ownership level preceding the closing of the Offer.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement that is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1	Stock Purchase Agreement, dated as of February 14, 2012, by and between Weight Watchers International, Inc. and Artal Holdings Sp. z o.o., Succursale de Luxembourg (filed as Exhibit 10.1 to the Company’s Current Report on
Form 8-K as filed on February 16, 2012 (File No. 001-16769), and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

Dated: April 10, 2012	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	Stock Purchase Agreement, dated as of February 14, 2012, by and between Weight Watchers International, Inc. and Artal Holdings Sp. z o.o., Succursale de Luxembourg (filed as Exhibit 10.1 to the Company’s Current Report on
Form 8-K as filed on February 16, 2012 (File No. 001-16769), and incorporated herein by reference).